                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         Northfield Laboratories, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY  11101


CONFIDENTIAL IDENTIFICATION NUMBER:
Your identification number is confidential. It is to assure the operator of your identity.

                          NORTHFIELD LABORATORIES INC.


                                                  September 5, 2002

Dear Fellow Shareholder:

                          TIME IS SHORT!

The Annual Meeting of shareholders of Northfield Laboratories Inc. is fast approaching. Northfield's Board of Directors urges you to act today to protect your investment by voting FOR your Board's nominees.

                          INDEPENDENT ADVISORY SERVICE
                 RECOMMENDS VOTING "FOR" NORTHFIELD'S NOMINEES

Institutional Shareholder Services, the nation's leading independent voting advisory service, recommends that its clients vote FOR the Northfield nominees on the BLUE proxy card, and discard the proxy distributed by C. Robert Coates. ISS, whose voting recommendations are relied upon by hundreds of major institutional investment firms, mutual funds and fiduciaries throughout the United States, stated, "The company is at a critical stage in its development. Management's primary goal is to resolve the FDA status for PolyHeme(tm). As such, it is vital for the board to be equipped with highly qualified directors who have the appropriate expertise. In comparison to Mr. Coates's slate, it appears that management's new nominees provide more relevant expertise to the board. Furthermore, there is no compelling evidence to suggest that the board needs to be overseen by a dissident slate of independent directors."

                VOTE "FOR" SUPERIOR QUALIFICATIONS

Your Board is convinced that Northfield's nominees have far more relevant experience in publicly traded companies, raising capital, medical research and the FDA approval process than Mr. Coates or his other board nominee. We believe Mr. Coates's misleading rhetoric has served only as a distraction from your Board's singular focus: to maximize Northfield's value by successfully guiding PolyHeme through the FDA approval process.

               ACT TODAY TO PROTECT YOUR INVESTMENT!

Your vote is extremely important. Since time is short, we have established a method which will enable you to vote by toll-free Proxygram. Simply follow the easy steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.


Very truly yours,

Steven A. Gould, M.D.
Chairman and Chief Executive Officer

 TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE
                              TO ASSIST YOU NOW!!!


                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8821, Northfield Laboratories Inc.

3.  State your name, address and telephone number.

4.  State your Confidential Identification Number and Number of
    Shares as shown below:

          Confidential Identification Number:

          Number of Shares:

5. Give the operator your voting preferences, using the proxy text below.

                   NORTHFIELD LABORATORIES INC.

               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 13, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack
J. Kogut and Carmen Wilcox, and each of them, attorneys and proxies with full power of substitution, to vote at the Annual Meeting of the Stockholders of Northfield Laboratories Inc. to be held on Friday, September 13, 2002, at 10:00 A.M., local time, at 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL AND UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS THE ABOVE PERSONS MAY DEEM ADVISABLE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   EACH OF THE LISTED PROPOSALS.


1. ELECTION OF DIRECTORS - NOMINEES: Steven A. Gould, M.D.,
   Gerald S. Moss, M.D., Bruce S. Chelberg, Jack Olshansky,
   David A. Savner, John F. Bierbaum, Paul M. Ness, M.D.

   ( ) FOR ALL     ( ) WITHHOLD ALL     ( ) FOR ALL, EXCEPT
                                            NOMINEES LISTED BELOW *

       * INSTRUCTIONS: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY
         INDIVIDUAL NOMINEE, GIVE THAT INDIVIDUAL NOMINEE'S NAME TO
         THE OPERATOR)


2. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the Company's 2003 fiscal year.

   ( ) FOR         ( ) AGAINST          ( ) ABSTAIN

3. In their discretion, to act on any other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof.


NOTE: Please give your name to the operator exactly as your name(s) appear hereon. When signing as attorney, administrator, trustee, guardian or any other representative capacity, please so indicate.

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717


                          NORTHFIELD LABORATORIES INC.


                                                               September 5, 2002

Dear Fellow Shareholder:

                         TIME IS SHORT!

The Annual Meeting of shareholders of Northfield Laboratories Inc. is fast approaching. Northfield's Board of Directors urges you to act today to protect your investment by voting FOR your Board's nominees.

                          INDEPENDENT ADVISORY SERVICE
                  RECOMMENDS VOTING "FOR" NORTHFIELD'S NOMINEES

Institutional Shareholder Services, the nation's leading independent voting advisory service, recommends that its clients vote FOR the Northfield nominees on the BLUE proxy card, and discard the proxy distributed by C. Robert Coates. ISS, whose voting recommendations are relied upon by hundreds of major institutional investment firms, mutual funds and fiduciaries throughout the United States, stated, "The company is at a critical stage in its development. Management's primary goal is to resolve the FDA status for PolyHeme(tm). As such, it is vital for the board to be equipped with highly qualified directors who have the appropriate expertise. In comparison to Mr. Coates's slate, it appears that management's new nominees provide more relevant expertise to the board. Furthermore, there is no compelling evidence to suggest that the board needs to be overseen by a dissident slate of independent directors."

                       VOTE "FOR" SUPERIOR QUALIFICATIONS

Your Board is convinced that Northfield's nominees have far more relevant experience in publicly traded companies, raising capital, medical research and the FDA approval process than Mr. Coates or his other board nominee. We believe Mr. Coates's misleading rhetoric has served only as a distraction from your Board's singular focus: to maximize Northfield's value by successfully guiding PolyHeme through the FDA approval process.

                      ACT TODAY TO PROTECT YOUR INVESTMENT!

Your vote is extremely important. Since time is short, we have established a method which will enable you to vote by toll-free Proxygram. Simply follow the easy steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,


Steven A. Gould, M.D.
Chairman and Chief Executive Officer

        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8822, Northfield Laboratories Inc.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:
                   Broker:
                   Control Number:
                   Number of Shares:

5. Give the operator your voting preferences, using the proxy text below.

                          NORTHFIELD LABORATORIES INC.

              ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 13, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Northfield Laboratories Inc. hereby appoints Jack
J. Kogut and Carmen Wilcox, and each of them, attorneys and proxies with full power of substitution, to vote at the Annual Meeting of the Stockholders of Northfield Laboratories Inc. to be held on Friday, September 13, 2002, at 10:00 A.M., local time, at 1560 Sherman Avenue, Evanston, Illinois 60201-4800, and at any adjournment or postponement thereof, in the name of the undersigned and with the same force and effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL AND UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS THE ABOVE PERSONS MAY DEEM ADVISABLE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  EACH OF THE LISTED PROPOSALS.


1. ELECTION OF DIRECTORS - NOMINEES: Steven A. Gould, M.D., Gerald S. Moss, M.D., Bruce S. Chelberg, Jack Olshansky, David A. Savner, John F. Bierbaum, Paul M. Ness, M.D.

   ( ) FOR ALL     ( ) WITHHOLD ALL     ( ) FOR ALL, EXCEPT
                                            NOMINEES LISTED BELOW *

      * INSTRUCTIONS: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY
        INDIVIDUAL NOMINEE, GIVE THAT INDIVIDUAL NOMINEE'S NAME TO
        THE OPERATOR)


2. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the Company's 2003 fiscal year.

   ( ) FOR         ( ) AGAINST          ( ) ABSTAIN

3. In their discretion, to act on any other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof.


NOTE: Please give your name to the operator exactly as your name(s) appear hereon. When signing as attorney, administrator, trustee, guardian or any other representative capacity, please so indicate.